ACQUISITION OF BUSINESS	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESS
ACQUISITION OF BUSINESS
CSA Siderúrgica do Atlântico Ltda. (now Ternium Brasil Ltda.) and thyssenkrupp Slab International B.V. (now Ternium Staal B.V.)

(a) The acquisition
On September 7, 2017, Ternium completed the acquisition from thyssenkrupp AG ("tkAG") of a 100% ownership interest in thyssenkrupp Slab International B.V. ("tkSI") and its wholly-owned subsidiary CSA Siderúrgica do Atlântico Ltda. ("CSA"), a steel slab producer with a steelmaking facility located in the state of Rio de Janeiro, Brazil, and having an annual production capacity of 5 million tons of high-end steel slabs, a deep-water harbor and a 490 MW combined cycle power plant. The acquisition was expected to substantially increase Ternium’s steelmaking capacity and strengthen its business in strategic industrial sectors across Latin America.
As part of the transaction, tkAG assigned to Ternium a slab commitment agreement providing for an arrangement relating to the purchase of CSA-manufactured carbon steel slabs under the terms of a slab frame supply agreement and related annual slab off-take agreements between tkSI and the entity that acquired thyssenkrupp’s former Calvert re-rolling facility in Alabama, United States of America. Such slab commitment agreement provided for a commitment by such entity to purchase from tkSI approximately 2.0 million tons of CSA-manufactured carbon steel slabs per year until September 30, 2019, at the price resulting from the pricing formula set forth therein. This slab commitment agreement was amended on December 20, 2017, spreading deliveries of the remaining slab volumes committed under such agreement through December 2020.
The purchase price paid by Ternium in the acquisition totaled approximately $1,891 million.
Ternium began consolidating the balance sheets and results of operations of tkSI and CSA as from September 7, 2017, and CSA changed its name to Ternium Brasil Ltda. and tkSI was renamed Ternium Staal B.V.
(b) Fair value of net assets acquired
The application of the purchase method required certain estimates and assumptions especially concerning the determination of the fair values of the acquired intangible assets and property, plant and equipment as well as the liabilities assumed at the date of the acquisition. The fair values determined at the acquisition date were based mainly on discounted cash flows and other valuation techniques.

3.	ACQUISITION OF BUSINESS (continued)
The allocation of the fair values determined for the assets and liabilities arising from the acquisition was as follows:

Fair value of acquired assets and liabilities:

Property, plant and equipment and Intangible assets	1,573,946
Inventories	400,047
Cash and cash equivalents	278,162
Trade receivables	63,710
Other receivables	705,058
Deferred tax assets	13,686
Provisions	(799,938)
Trade payables	(219,604)
Other assets and liabilities, net	(124,078)
Net assets acquired	1,890,989

According to this purchase price allocation, no goodwill was recorded.
Ternium entered into several derivative contracts to partially hedge the currency volatility risk associated with the Euro-denominated transaction price. As of the date of the closing of the acquisition, the fair value of those contracts amounted to $75.9 million. Such value was deducted from the purchase consideration.
The purchase price allocation disclosed above was prepared with the assistance of a third-party expert. As of December 31, 2018, no adjustment has been recorded to the assets and liabilities assumed in comparison to the amounts registered as of December 31, 2017.
(c) Main contingencies associated with the acquired business
Contrary to the recognition principles in IAS 37 Provisions, Contingent Liabilities and Contingent Assets, IFRS 3 Business Combinations requires an acquirer of a business to recognize contingent liabilities assumed in a business acquisition at the acquisition date even if it is not probable that an outflow of resources will be required to settle the obligation.
The main contingencies recognized in the Company’s consolidated financial statements pursuant to IFRS 3 Business Combinations in connection with the acquisition of tkSI and CSA include the following:
(i) Fishermen associations’ claims
Civil contingencies include lawsuits brought by a number of fishermen associations on behalf of their associates, alleging that the dredge of Ternium Brasil’s deep-water port has had a negative impact on fish farming and exploitation activities in the Sepetiba Bay area in Rio de Janeiro and that, as a result, fishermen in that area had suffered damages. A provision in the amount of $24.5 million was recorded at the acquisition date in connection with this matter ($14.1 million and $19.7 million as of December 31, 2019 and 2018, respectively).

3.	ACQUISITION OF BUSINESS (continued)
(ii) Tax assessments relating to the use of certain ICMS tax credits
The Imposto Sobre Operações Relativas à Circulação de Mercadorias e Serviços, or ICMS, is a Brazilian value-added tax on the services (inter-states) and the transfer of goods in Brazil. Payment of ICMS generates tax credits that, subject to applicable law, rules and regulations, may be either used to offset ICMS payment obligations generated in connection with domestic sales of products and services, or sold and transferred to third parties.
The Rio de Janeiro State Treasury Office is challenging the use by Ternium Brasil of ICMS tax credits generated in connection with purchases of refractory materials in the period from December 2010 through December 2016, and intends to assess taxes and impose fines on Ternium Brasil on the argument that such materials may not be qualified as raw materials or intermediary products but as goods for consumption and, accordingly, ICMS tax credits generated in connection with their purchase are not available and may not be used to offset ICMS payment obligations generated in connection with Ternium Brasil’s domestic sales of carbon steel slabs. Ternium Brasil has appealed against the Rio de Janeiro State Treasury Office tax assessments and fines. A provision in the amount of $57.7 million was recorded as of the acquisition date in connection with this matter ($45.0 million and $46.9 million as of December 31, 2019 and 2018, respectively).
(iii) ICMS deferral tax benefit - Unconstitutionality
Through State Law No. 4,529, of March 31, 2005, the State of Rio de Janeiro granted Ternium Brasil a tax incentive consisting of a deferment of ICMS payable by Ternium Brasil in connection with the construction and operation of the company’s Rio de Janeiro steelmaking complex. The incentive applies in respect of the acquisition of fixed assets and certain raw materials (i.e. iron ore, pellets, alloys, coke, coal and scrap) and significantly reduces input ICMS credit accumulation by Ternium Brasil. The tax incentive was granted for a period of 20 years from the commencement of the construction works for Ternium Brasil’s Rio de Janeiro steel complex.
In 2012, a Brazilian political party filed a direct action of unconstitutionality against the above-mentioned State Law before the Brazilian Federal Supreme Court, predicated on the argument that, since the tax incentive granted pursuant to such State Law had not been approved by Brazil’s National Council of Fiscal Policy (Conselho Nacional de Política Fazendária, or CONFAZ), such State Law should be declared unconstitutional.
In August 2017, the Brazilian Congress enacted Supplementary Law No. 160/2017, instituting a mechanism through which the States may confirm any ICMS incentives they had granted in prior years without CONFAZ approval and, in furtherance of such Supplementary Law, in December 2017 the States adopted ICMS Convention 190/2017, establishing the applicable rules and deadlines for so confirming such ICMS incentives. As per the terms of ICMS Convention 190/2017, all States are required to publish in their official gazettes, on or before March 29, 2018, a list of the ICMS incentives that are to be confirmed pursuant to Supplementary Law No. 160. On March 6, 2018, the State of Rio de Janeiro published its list of ICMS incentives, including, among others, the ICMS benefit granted to Ternium Brasil. ICMS Convention 190/2017 also required that all relevant documents concerning such incentives be filed with CONFAZ, and the State of Rio de Janeiro satisfied such requirements as well. On July 27, 2018, the Governor of Rio de Janeiro issued Executive Order (Decreto) No. 4,678, pursuant to which the State of Rio de Janeiro reconfirmed, in accordance with ICMS Convention 190/2017, the ICMS tax benefits listed in its official gazette publication made pursuant to the Convention, including, among others, Ternium Brasil’s ICMS tax benefits.

3.	ACQUISITION OF BUSINESS (continued)
In October 2018, the State of Rio de Janeiro and the Federation of Industries of the State of Rio de Janeiro (Federação das Indústrias do Estado do Rio de Janeiro , or FIRJAN) filed petitions arguing that the action of unconstitutionality against the March 31, 2005 Rio de Janeiro State Law No. 4,529 could not be judged by the Federal Supreme Court since, following the revalidation of such law under Supplementary Law No.160/17 and the ICMS Convention 190/2017, such action of unconstitutionality had lost its purpose. Following the filing of such petitions, the Reporting Justice Minister in charge of the case summoned the plaintiff in such action of unconstitutionality, the Federal Attorney General’s Office (Advocacia-Geral da União, or AGU) and the Chief of the Public Minister (Procuradoria-Geral da República, or PGR) to submit statements expressing their respective views on the arguments presented by the State of Rio de Janeiro and the FIRJAN with respect to the effect of Supplementary Law No.160/17 and the ICMS Convention 190/2017 on the pending action of unconstitutionality. In their respective statements, the plaintiff argued that Supplementary Law No.160/17 and the ICMS Convention 190/2017 do not affect the unconstitutionality of ICMS benefits granted through State Law No. 4,529, while the AGU stated that, in light of the additional legal support provided by Supplementary Law No.160/17 and the ICMS Convention 190/2017, a finding of unconstitutionality of State Law No. 4,529 would not be warranted. In turn, the PGR stated that a decision on the case should be postponed until the Federal Supreme Court completes its analysis of Supplementary Law No.160/17 and ICMS Convention 190/2017. As of the date of these consolidated financial statements, the Brazilian Federal Supreme Court has not yet ruled on the action of unconstitutionality against Rio de Janeiro's State Law No. 4,529.
The tax benefits accumulated under Ternium Brasil’s ICMS incentive amounted to approximately $1,089 million as of the acquisition date. In accordance with the guidance in IFRS 3, the Company recorded as of the acquisition date a provision of $651.8 million (including estimated penalties and interest) in connection with this matter, together with an asset of $325.9 million arising from its right to recover part of the contingency amount from thyssenkrup Veerhaven B.V. ($508.9 million and $254.4 million, respectively, as of December 31, 2019, and $529.4 million and $264.7 million, respectively, as of December 31, 2018). The calculation of this contingency related to an uncertain tax position has been determined taking into consideration the probability of negative outcome for the Company, if any, on an estimated total risk of $1,630 million (including estimated penalties and interests) ($1,948 million as of December 31, 2019). In connection with the asset related to the Company's right to recover part of the contingency amount from thyssenkrup Verhaven B.V., the following two events need to happen within the following time frames: the Supreme Federal Court of Brazil or any Civil Court of the State of Rio de Janeiro would need to issue a decision voiding above mentioned law prior to September 7, 2020, and Ternium Brasil would have to make a payment or repayment of ICMS tax incentives prior to September 7, 2022.
(d) Acquisition financing
The acquisition was mainly financed through an unsecured 5-year syndicated facility in the principal amount of $1.5 billion granted to the Company’s subsidiary, Ternium Investments S.àr.l., by a syndicate of banks. The facility is to be repaid in eight consecutive and equal semi-annual installments, commencing on March 5, 2019, and has been guaranteed by the Company’s subsidiary, Ternium México, S.A. de C.V. The borrower and the guarantor are subject to certain covenants customary for transactions of this type, including limitations on liens and encumbrances, transactions with affiliates, consolidations and mergers and restrictions on investments. The guarantor is additionally subject to limitations on the sale of certain assets and compliance with a leverage ratio. There are no limitations to the payment of dividends applicable to the borrower or the guarantor, except, with respect to the borrower, upon an event of default under the facility. During 2018 and 2019, the Company made prepayments of principal for $375 million and $725 million, respectively. As of December 31, 2019, the outstanding value of this syndicated facility was $400 million and both the borrower and the guarantor were in compliance with all of its covenants.